SEMIANNUAL REPORT
                                 MARCH 31, 2003

                                      FMI
                                   Large Cap
                                      Fund

                                   A NO-LOAD
                                  MUTUAL FUND

                                      FMI
                                   Large Cap
                                      Fund

                                                                  April 11, 2003

Dear Fellow Shareholders,

  The FMI Large Cap Fund declined 2.4% in the March quarter.*<F1> This compares to a decline of 3.2% for the Standard & Poor's 500. Large cap technology stocks were generally higher in the period, carrying the Nasdaq Composite to a slight 0.4% gain. Like most equity related investments, the Fund was affected by worries about the war in Iraq, the sluggish economy and higher unemployment levels. Continued concerns about commercial aerospace impacted one of the big decliners in the portfolio this quarter, Boeing. Higher loan losses due to a weak economy and a difficult U.S. manufacturing landscape affected Comerica. In both cases, we believe the long-term franchise value has not been significantly damaged and we continue to like the stocks.

  Recent economic news has not been particularly inspiring. The jobless number jumped significantly in February and real household weekly earnings fell, too. The National Association of Purchasing Management-Chicago reported the factory index fell to 48.4 in March from 54.9 in February. Consumer confidence is low and capital spending plans remain subdued. The automotive sector has also weakened and housing, while remarkably resilient, remains on the watch list. While we all yearn for a better economic backdrop, it is important to remember that both economic and investment sentiment are cyclical in nature. In the late 1990's some believed we were in a "Goldilocks" economy. The stock market sold at unprecedented valuations. Behind this porridge-is-just-right perception was a litany of negatives that only came to be recognized after the fact. Human nature being what it is, the same phenomenon could occur in reverse. The popular press today is quite negative. Yet behind the scenes, inefficiency is being addressed, excess capacity is being reduced and latent demand is building. These things may take longer to become apparent than short-term investors or economists hope, but the probability of their eventual occurrence is quite high.

  While the investment landscape today is filled with large macroeconomic and geopolitical themes, we constantly remind ourselves that money is typically made with small ideas. In other words, by investing one stock at a time. Below we highlight three investments in the portfolio.

ECHOSTAR COMMUNICATIONS CORP.

  EchoStar, through its DISH Network, is a leading provider of satellite delivered digital television entertainment services to customers across the United States. The DISH Network provides advanced digital satellite television services, including over 500 video and audio channels. EchoStar started offering subscription television services on the DISH Network in March 1996 and as of year-end 2002 had 8.2 million subscribers.

  EchoStar continues to take market share from the cable operators due to its reasonably priced television-programming services. EchoStar's packages are approximately $10 per month cheaper than comparable cable television-programming services. This value proposition has proven to be particularly attractive in a weak economy. Other factors that are expected to help sustain growth going forward include the continued expansion of local channels into additional markets, the deployment of personal video recording technology, and the roll-out of high definition television. The company expects it will add at least one million subscribers in 2003 at a time when most of the other multi-channel operators are experiencing subscriber losses.

  EchoStar is a durable business franchise with a recurring revenue base and attractive return-on-invested-capital (ROIC) prospects. The balance sheet has leverage, but debt should fall in coming years as the free cash flow builds. The stock trades at around $1,900 per subscriber, a 40% discount to the cable group average of $3,200. As an aside, we think cable stocks are fully valued. EchoStar is expected to grow EBITDA (earnings before interest, taxes, depreciation and amortization) at a 20-25% compound annual rate over the next few years, which is twice as fast as the cable group. Nonetheless, the exceptional discount valuation that the stock once had has disappeared (the stock is up over 30% this year). Recently, we have trimmed the stock.

*<F1> The Fund's one year return and annualized return since inception (December 31, 2001) through March 31, 2003 were -19.10% and -13.88%, respectively.

NEWS CORPORATION LTD.

  News Corp. is a diversified international media and entertainment company that is principally engaged in the production and distribution of motion pictures and television programming; television, satellite, and cable broadcasting; and the publication of newspapers, magazines, and books. A great degree of vertical integration on a global scale allows News Corp. to capture the value from the content it creates.

  There are several important contributors to growth going forward. One is the company's cable network programming assets, which include Fox Sports, Fox News, and FX. News Corp. has begun to reap the benefits of the start-up costs incurred to develop these networks years ago, and is now experiencing higher ratings, affiliate fees, and advertising dollars. A second contributor to growth is the FCC's ruling several years back that allows media companies like News Corp. to own two TV stations in the same market. This greatly improves the economics at the station level. Finally, News Corp. will benefit from its syndication backlog, which is a byproduct of the company's investment in programming. These syndicated programs are attractive because they provide the company with an annuity-like cash flow stream that should lessen its dependence on new hits.

  In recent years, News Corp. has become increasingly disciplined in terms of its capital allocation policies. An example of this is their unwillingness to overpay for GM's DirecTV satellite business. The media and entertainment industry is currently depressed but should rebound with the economy given the expected increase in advertising spending. The sum-of-the-parts valuation for News Corp. is in the mid-$30s, which is a 30% increase from current levels.

SCHLUMBERGER LTD.

  Schlumberger is one of the world's leading oil services companies. The company provides products and solutions that span the entire reservoir life cycle. Schlumberger's proprietary technology and service helps enhance oilfield efficiency, lower finding and production costs, improve productivity, maximize reserve recovery, and increase asset value. The company's significant investment in Research & Development (R&D) has enabled Schlumberger to establish leading positions in the markets that it serves. More than two-thirds of the company's oilfield services revenues are derived from outside of North America.

  Schlumberger will be a beneficiary of the next upturn in the oil and gas spending cycle. Customers have been hesitant to increase capital expenditures despite the significant rise in commodity prices due to uncertainty surrounding the armed conflict in the Middle East and the sustainability of commodity prices at current levels. However, oil and gas companies need to increase their spending to improve sluggish volume growth, and this in turn will increase their demand for Schlumberger's products and solutions.

  The company strayed from its core competencies in recent years by diversifying into information technology consulting, which ultimately hurt ROIC. However, Schlumberger recently appointed a new Chairman and CEO, who is expected to re-focus the company on value-added oil services. The stock trades at an enterprise value to 2003 EBITDA multiple of 9.8, which is a 15-20% discount to its large- and mid-cap peers. Given Schlumberger's franchise value and the changes that are taking place at the company, the stock has the potential to regain its historical premium to the group in the next strong oil service cycle.

  Thank you for your confidence in the FMI Large Cap Fund.

  Sincerely,

  /s/ Ted D. Kellner       /s/ Donald S. Wilson      /s/ Patrick J. English

  Ted D. Kellner, C.F.A    Donald S. Wilson, C.F.A   Patrick J. English, C.F.A.
  President and            Vice President            Vice President and
  Portfolio Manager                                  Portfolio Manager

             225 E. Mason St. o Milwaukee, WI  53202 o 414-226-4555
                              www.fiduciarymgt.com

FMI Large Cap Fund
STATEMENT OF NET ASSETS
March 31, 2003 (Unaudited)

SHARES OR
PRINCIPAL
  AMOUNT                                                  COST         VALUE
---------                                                 ----         -----

COMMON STOCKS -- 98.0% (A)<F3>

CONSUMER DISCRETIONARY SECTOR -- 23.2%
--------------------------------------
            ENTERTAINMENT -- 10.8%
   7,900    EchoStar
              Communications Corp.*<F2>                $  143,943   $  228,152
   7,100    News Corporation
              Ltd. - SP-ADR                               185,969      183,890
                                                       ----------   ----------
                                                          329,912      412,042

            RESTAURANTS -- 4.2%
   6,700    Yum! Brands, Inc.*<F2>                        156,328      163,011

            RETAIL TRADE -- 8.2%
  15,100    Dollar General Corp.                          175,414      184,371
   6,470    May Department Stores Co.                     216,123      128,688
                                                       ----------   ----------
                                                          391,537      313,059

CONSUMER STAPLES SECTOR -- 4.8%
-------------------------------
            PERSONAL CARE -- 4.8%
   4,000    Kimberly-Clark Corp.                          221,384      181,840

ENERGY SECTOR -- 8.8%
---------------------
            MACHINE OILWELL EQUIPMENT -- 3.0%
   3,000    Schlumberger Ltd.                             124,140      114,030

            OIL & GAS PRODUCERS -- 5.8%
   4,169    ConocoPhillips                                242,060      223,458

FINANCIAL SERVICES SECTOR -- 13.3%
----------------------------------
            BANKS -- 4.0%
   4,019    Comerica Inc.                                 225,298      152,240

            PROPERTY & CASUALTY INSURANCE -- 6.4%
     115    Berkshire Hathaway Inc. Cl B*<F2>             279,101      245,755

            SECURITY BROKERAGE & SERVICE -- 2.9%
  15,600    The Charles Schwab Corp.                      105,958      112,632

HEALTHCARE SECTOR -- 10.1%
--------------------------
            DRUGS & PHARMACEUTICALS -- 4.5%
   8,080    Bristol-Myers Squibb Co.                      240,260      170,730

            HEALTHCARE PRODUCTS -- 5.6%
   6,270    Becton, Dickinson & Co.                       194,942      215,939

MATERIALS & PROCESSING SECTOR -- 9.7%
-------------------------------------
            CHEMICALS -- 4.0%
   5,600    Dow Chemical Co.                              168,913      154,616

            MATERIALS & MINERALS MINING -- 5.7%
  19,600    BHP Billiton Ltd.- SP-ADR                     208,743      217,560

PRODUCER DURABLES SECTOR -- 9.2%
--------------------------------
            AEROSPACE -- 3.2%
   4,885    Boeing Co.                                    194,042      122,418

            POLLUTION CONTROL & ENVIRONMENTAL SERVICES -- 6.0%
  10,925    Waste Management, Inc.                        294,837      231,392

TECHNOLOGY SECTOR -- 11.8%
--------------------------
            COMPUTER SERVICES SOFTWARE & SYSTEMS -- 11.8%
   7,445    Computer Sciences Corp.*<F2>                  344,299      242,335
   9,800    SunGard Data Systems Inc.*<F2>                168,254      208,740
                                                       ----------   ----------
                                                          512,553      451,075

TRANSPORTATION SECTOR -- 3.2%
-----------------------------
            DELIVERY SERVICE -- 3.2%
   2,200    FedEx Corp.                                   119,896      121,154

UTILITIES SECTOR -- 3.9%
------------------------
            TELECOMMUNICATION -- 3.9%
   3,360    ALLTEL Corp.                                  173,903      150,394
                                                       ----------   ----------
                Total common stocks                     4,183,807    3,753,345

SHORT-TERM INVESTMENTS -- 1.9% (A)<F3>
            VARIABLE RATE DEMAND NOTE
 $74,809    U.S. Bank, N.A.                                74,809       74,809
                                                       ----------   ----------
                Total short-term
                  investments                              74,809       74,809
                                                       ----------   ----------
                Total investments                      $4,258,616    3,828,154
                                                       ----------
                                                       ----------
            Cash and receivables, less
              liabilities -- 0.1% (A)<F3>                                2,598
                                                                    ----------
                NET ASSETS                                          $3,830,752
                                                                    ----------
                                                                    ----------
            Net Asset Value Per Share
              ($0.0001 par value 100,000,000
              shares authorized), offering
              and redemption price
              ($3,830,752 / 461,358
              shares outstanding)                                        $8.30
                                                                         -----
                                                                         -----

  *<F2>   Non-income producing security.
(a)<F3>   Percentages for the various classifications relate to net assets.

  The accompanying notes to financial statements are an integral part of this statement.

FMI Large Cap Fund
STATEMENT OF OPERATIONS
For the Six Month Period Ending March 31, 2003 (Unaudited)

INCOME:
   Dividends                                                         $  29,906
   Interest                                                              2,103
                                                                     ---------
       Total income                                                     32,009
                                                                     ---------

EXPENSES:
   Management fees                                                      18,541
   Registration fees                                                    17,567
   Professional fees                                                    12,256
   Transfer agent fees                                                   5,595
   Board of Directors fees                                               5,000
   Administrative services                                               3,708
   Printing and postage expense                                          2,472
   Custodian fees                                                        1,970
   Other expenses                                                        1,043
                                                                     ---------
       Total expenses before reimbursement                              68,152
   Less expenses assumed by adviser                                    (35,706)
                                                                     ---------
       Net expenses                                                     32,446
                                                                     ---------
NET INVESTMENT LOSS                                                       (437)
                                                                     ---------
NET REALIZED LOSS ON INVESTMENTS                                       (53,421)
NET INCREASE IN UNREALIZED APPRECIATION ON INVESTMENTS                 184,985
                                                                     ---------
NET GAIN ON INVESTMENTS                                                131,564
                                                                     ---------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                 $ 131,127
                                                                     ---------
                                                                     ---------

STATEMENTS OF CHANGES IN NET ASSETS
For the Six Month Period Ending March 31, 2003 (Unaudited) and
For the Period from December 31, 2001 (commencement of operations) to September 30, 2002

                                                                                   2003           2002
                                                                                 --------       --------
OPERATIONS:
   Net investment loss                                                          $     (437)    $   (5,980)
   Net realized loss on investments                                                (53,421)      (113,129)
   Net increase (decrease) in unrealized appreciation on investments               184,985       (615,447)
                                                                                ----------     ----------
       Net increase (decrease) in net assets resulting from operations             131,127       (734,556)
                                                                                ----------     ----------

FUND SHARE ACTIVITIES:
   Proceeds from shares issued (64,394 and 414,025 shares, respectively)           553,808      4,035,315
   Cost of shares redeemed (10,523 and 6,538 shares, respectively)                 (90,457)       (64,485)
                                                                                ----------     ----------
       Net increase in net assets derived from Fund share activities               463,351      3,970,830
                                                                                ----------     ----------
       TOTAL INCREASE                                                              594,478      3,236,274
NET ASSETS AT THE BEGINNING OF THE PERIOD                                        3,236,274             --
                                                                                ----------     ----------
NET ASSETS AT THE END OF THE PERIOD                                             $3,830,752     $3,236,274
                                                                                ----------     ----------
                                                                                ----------     ----------

  The accompanying notes to financial statements are an integral part of these statements.
FMI Large Cap Fund
FINANCIAL HIGHLIGHTS
(Selected Data for each share of the Fund outstanding throughout each period)

                                                                   (UNAUDITED)
                                                                FOR THE SIX MONTH         FOR THE PERIOD FROM
                                                                  PERIOD ENDING        DECEMBER 31, 2001+<F4> TO
                                                                 MARCH 31, 2003            SEPTEMBER 30, 2002
                                                                 --------------            ------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period                                  $7.94                      $10.00
Income from investment operations:
   Net investment loss                                                (0.00)                      (0.01)
   Net realized and unrealized gain (loss) on investments              0.36                       (2.05)
                                                                      -----                      ------
Total from investment operations                                       0.36                       (2.06)

Less distributions:
   Dividend from net investment income                                   --                          --
   Distribution from net realized gains                                  --                          --
                                                                      -----                      ------
Total from distributions                                                 --                          --
                                                                      -----                      ------
Net asset value, end of period                                        $8.30                      $ 7.94
                                                                      -----                      ------
                                                                      -----                      ------

TOTAL INVESTMENT RETURN                                                4.5%*<F5>                 (20.6%)*<F5>

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's $)                                3,831                       3,236
Ratio of expenses (after reimbursement)
  to average net assets (a)<F7>                                       1.75%**<F6>                 1.75%**<F6>
Ratio of net investment loss
  to average net assets (b)<F8>                                      (0.02%)**<F6>               (0.30%)**<F6>
Portfolio turnover rate                                               26.2%                       31.8%

  +<F4>   Commencement of operations.
  *<F5>   Not annualized.
 **<F6>   Annualized.
(a)<F7> Computed after giving effect to adviser's expense limitation undertaking. If the Fund had paid all of its expenses, the ratios would have been 3.68%**<F6> and 3.71%**<F6>, respectively for the six month period ending March 31, 2003 and for the period from December 31, 2001+<F4> to September 30, 2002.
(b)<F8> If the Fund had paid all of its expenses, the ratios would have been (1.95%)**<F6> and (2.26%)**<F6>, respectively for the six month period ending March 31, 2003 and for the period from December 31, 2001+<F4> to September 30, 2002.

  The accompanying notes to financial statements are an integral part of this statement.

FMI Large Cap Fund
NOTES TO FINANCIAL STATEMENTS
March 31, 2003 (Unaudited)

(1)  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES --

          The following is a summary of significant accounting policies of the FMI Large Cap Fund (the "Fund"), a series of FMI Funds, Inc. (the "Company") which is registered as a non-diversified, open-end management investment company under the Investment Company Act of 1940, as amended. The Company was incorporated under the laws of Maryland on September 5, 1996 and the Fund commenced operations on December 31, 2001. The assets and liabilities of each fund in the Company are segregated and a shareholder's interest is limited to the fund in which the shareholder owns shares. The investment objective of the Fund is to seek long-term capital appreciation principally through investing in a limited number of large capitalization value stocks.

     (a) Each security, excluding short-term investments, is valued at the last sale price reported by the principal security exchange on which the issue is traded. Common stocks which are listed on a national securities exchange or the Nasdaq Stock Market but which were not traded on the valuation date are valued at the most recent bid price. Unlisted equity securities for which market quotations are readily available are valued at the most recent bid price. Securities for which quotations are not readily available are valued at fair value as determined by the investment adviser under the supervision of the Board of Directors. Short-term investments with maturities of 60 days or less are valued at amortized cost which approximates market value. For financial reporting purposes, investment transactions are recorded on trade date.

     (b) Net realized gains and losses on common stock are computed on the identified cost basis.

     (c) Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis.

     (d) The Fund has investments in short-term variable rate demand notes, which are unsecured instruments. The Fund may be susceptible to credit risk with respect to these notes to the extent the issuer defaults on its payment obligation. The Fund's policy is to monitor the creditworthiness of the issuer and nonperformance by these counterparties is not anticipated.

     (e) Accounting principles generally accepted in the United States of America ("GAAP") require that permanent differences between income for financial reporting and tax purposes be reclassified in the capital accounts.

     (f) The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates.

     (g) Provision has not been made for Federal income taxes since the Fund has elected to be taxed as a "regulated investment company" and intends to distribute substantially all net investment company taxable income and net capital gains to its shareholders and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies.

(2) INVESTMENT ADVISER AND MANAGEMENT AGREEMENT AND TRANSACTIONS WITH RELATED PARTIES --

          The Fund has a management agreement with Fiduciary Management, Inc. ("FMI"), with whom certain officers and directors of the Fund are affiliated, to serve as investment adviser and manager. Under the terms of the agreement, the Fund will pay FMI a monthly management fee at the annual rate of 1.0% of the daily net assets. The Fund has an administrative agreement with FMI to supervise all aspects of the Fund's operations except those performed by FMI pursuant to the management agreement. Under the terms of the agreement, the Fund will pay FMI a monthly administrative fee at the annual rate of 0.2% of the daily net assets up to and including $30,000,000, 0.1% on the next $70,000,000 and 0.05% of the daily net assets of the Fund in excess of $100,000,000.

          Under the management agreement, FMI will reimburse the Fund for expenses over 1.75% of the daily net assets of the Fund. For the six month period ending March 31, 2003, FMIreimbursed the Fund $35,706.

(3)  DISTRIBUTION TO SHAREHOLDERS --

          Net investment income and net realized gains, if any, are distributed to shareholders at least annually.

(4)  INVESTMENT TRANSACTIONS --

          For the six month period ending March 31, 2003, purchases and proceeds of sales of investment securities (excluding short-term investments) were $1,567,881 and $884,878, respectively.

(5)  ACCOUNTS PAYABLE AND ACCRUED LIABILITIES --

          As of March 31, 2003, liabilities of the Fund included the following:

              Payable to FMI for management and administrative fees     $3,890
              Other liabilities                                            966

(6)  SOURCES OF NET ASSETS --

          As of March 31, 2003, the sources of net assets were as follows:

              Fund shares issued and outstanding                    $4,427,764
              Net unrealized depreciation on investments              (430,462)
              Accumulated net realized losses on investments          (166,550)
                                                                    ----------
                                                                    $3,830,752
                                                                    ----------
                                                                    ----------

(7)  INCOME TAX INFORMATION --

          The following information for the Fund is presented on an income tax basis as of March 31, 2003:

                            GROSS            GROSS        NET UNREALIZED
           COST OF        UNREALIZED      UNREALIZED       DEPRECIATION
         INVESTMENTS     APPRECIATION    DEPRECIATION     ON INVESTMENTS
         -----------     ------------    ------------     --------------
          $4,258,616       $188,635        $619,097          $430,462

          The following information for the Fund is presented on an income tax basis as of September 30, 2002:

                           GROSS           GROSS       NET UNREALIZED    DISTRIBUTABLE   DISTRIBUTABLE
           COST OF       UNREALIZED     UNREALIZED      DEPRECIATION        ORDINARY       LONG-TERM
         INVESTMENTS    APPRECIATION   DEPRECIATION    ON INVESTMENTS        INCOME      CAPITAL GAINS
         -----------    ------------   ------------    --------------    -------------   -------------
          $3,848,600      $13,418        $628,876         $615,458           $   0           $   0

          The difference between the cost amounts for financial statement and federal income tax purposes is due primarily to timing differences in recognizing certain gains and losses in security transactions.

          The tax components of dividends paid during the year ended September 30, 2002, capital loss carryovers as of September 30, 2002, and tax basis post-October losses as of September 30, 2002, which are not recognized for tax purposes until the first day of the following fiscal year are:

           ORDINARY         LONG-TERM      NET CAPITAL
            INCOME        CAPITAL GAINS       LOSS       POST-OCTOBER
        DISTRIBUTIONS     DISTRIBUTIONS    CARRYOVERS       LOSSES
        -------------     -------------    ----------    ------------
            $   0             $   0           $   0        $113,118

          Since there were no ordinary distributions paid for the year ended September 30, 2002, there are no distributions designated as qualifying for the dividends received deduction for corporate shareholders.

                               FMI LARGE CAP FUND
                             225 East Mason Street
                          Milwaukee, Wisconsin  53202
                              www.fiduciarymgt.com
                                  414-226-4555

                               BOARD OF DIRECTORS
                                 BARRY K. ALLEN
                                GEORGE D. DALTON
                               PATRICK J. ENGLISH
                             GORDON H. GUNNLAUGSSON
                                 TED D. KELLNER
                                RICHARD E. LANE
                                 PAUL S. SHAIN

                               INVESTMENT ADVISER
                               AND ADMINISTRATOR
                           FIDUCIARY MANAGEMENT, INC.
                             225 East Mason Street
                          Milwaukee, Wisconsin  53202

                               TRANSFER AGENT AND
                           DIVIDEND DISBURSING AGENT
                        U.S. BANCORP FUND SERVICES, LLC
                            615 East Michigan Street
                          Milwaukee, Wisconsin  53202
                                  800-811-5311
                                       or
                                  414-765-4124

                                   CUSTODIAN
                   U.S. BANK INSTITUTIONAL TRUST AND CUSTODY
                               425 Walnut Street
                             Cincinnati, Ohio 45202

                            INDEPENDENT ACCOUNTANTS
                           PRICEWATERHOUSECOOPERS LLP
                           100 East Wisconsin Avenue
                                   Suite 1500
                          Milwaukee, Wisconsin  53202

                                 LEGAL COUNSEL
                                FOLEY & LARDNER
                           777 East Wisconsin Avenue
                          Milwaukee, Wisconsin  53202

This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of FMILarge Cap Fund unless accompanied or preceded by the Fund's current prospectus. Past performance is not indicative of future performance. Investment return and principal value of an investment may fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.